UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2026

CULLINAN THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39856	81-3879991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street Suite 1350
Cambridge, Massachusetts		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 410-4650

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CGEM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 24, 2026, Cullinan Therapeutics, Inc. (the "Company") issued a press release outlining anticipated milestones for the fourth quarter of 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section and will not be incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act, unless specifically identified as being incorporated therein by reference.

Item 8.01 Other Events.

On September 24, 2026, the Company outlined its plans to share the following immunology and oncology pipeline updates in the fourth quarter of 2026.

Immunology

CLN-978

•
The Company plans to share both multi-dose and single target dose regimen data from each of its ongoing Phase 1 clinical trials of CLN-978 in patients with (i) treatment-refractory moderate to severe systemic lupus erythematosus ("SLE"), (ii) difficult-to-treat rheumatoid arthritis ("RA") and (iii) treatment-refractory moderate to severe Sjögren's disease in December.

Velinotamig

•
The Company plans to share multi-dose regimen data from the ongoing Phase 1 dose escalation portion of the clinical trial of velinotamig in patients with SLE being conducted by Chongqing Genrix Biopharmaceutical Co., Ltd. in China in a poster session at American College of Rheumatology Convergence 2026 in November.

Oncology

CLN-049

•
The Company plans to share updated data from the dose escalation portion of its ongoing Phase 1 trial of CLN-049 in patients with relapsed/refractory acute myeloid leukemia in December.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.	Description
99.1	Press release issued by Cullinan Therapeutics, Inc. on September 24, 2026, furnished herewith
104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLINAN THERAPEUTICS, INC.

Date:	September 24, 2026	By:	/s/ Mary Kay Fenton
Mary Kay Fenton Chief Financial Officer